                                                                    Exhibit 10.5

                                JOINDER AGREEMENT
                      (CREDIT AGREEMENT AND LOAN DOCUMENTS)

                          Dated as of November 25, 2003

Fleet National Bank, as Administrative Agent and the Lenders referred to below
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

         Reference is hereby made to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 24, 2003 (as amended, modified, supplemented or restated and in effect from time to time, the "CREDIT AGREEMENT"), by and among Casella Waste Systems, Inc. and each of its direct and indirect Subsidiaries (other than Excluded Subsidiaries) that are or may from time to time becomes parties thereto (collectively, the "ORIGINAL BORROWERS"), the lending institutions from time to time thereto (the "LENDERS"), Fleet National Bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for itself and the other Lenders, and Bank of America, N.A., as syndication agent. All capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         1.       JOINDER TO CREDIT AGREEMENT AND LOAN DOCUMENTS.

         Each of the New Borrowers, C.V. LANDFILL, INC, a Vermont corporation, CWM ALL WASTE LLC, a New Hampshire limited liability company, GROUNDCO LLC, a New York limited liability company, NEWSME LANDFILL OPERATIONS LLC, a Maine limited liability company, ROCKINGHAM SAND & GRAVEL, LLC, a Vermont limited liability company, TEMPLETON LANDFILL LLC, a Massachusetts limited liability company, and WOOD RECYCLING, INC., a Massachusetts corporation (each individually a "NEW BORROWER", collectively the "NEW BORROWERS" and, collectively with the Original Borrowers, the "BORROWERS"), hereby joins the Credit Agreement and the other Loan Documents and agrees to become Borrowers under the Credit Agreement and to comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents. Without limiting the generality of the preceding sentence, each of the New Borrowers agrees that it shall be jointly and severally liable, together with the Borrowers, for the payment and performance of all obligations of the Borrowers under the Credit Agreement as supplemented hereby. Concurrently with the execution of this Joinder Agreement, each of the New Borrowers has executed each original Revolving Credit Note, Swing Line Note and Term Note and agrees to be bound thereby as if it had been a party thereto as of the Effective Date.

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         2.       JOINDER TO SECURITY AGREEMENT AND PLEDGE AGREEMENT.

         Each of the New Borrowers further covenants and agrees that by its execution hereof it shall be bound by and shall comply with all terms and conditions of each of the Security Agreement and the Pledge Agreement, and thereby and hereby grants to the Administrative Agent, for the benefit of the Lenders and the Agents, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Administrative Agent, for the benefit of the Lenders and the Agents, the following properties, assets and rights of such New Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "COLLATERAL"):

                  (a) All personal and fixture property of every kind and nature including without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles); and

                  (b) 100% of the shares of Capital Stock of such New Borrower's Domestic Subsidiaries and 65% of the shares of Capital Stock of its Foreign Subsidiaries, if any, including, without limitation, the shares described on SCHEDULE A hereto and any additional shares of Capital Stock of any class of such Domestic or Foreign Subsidiaries or any securities exchangeable for or convertible into shares of such Capital Stock of any class acquired by such Domestic or Foreign Subsidiaries by purchase, stock dividend, distribution of capital or otherwise together with all income therefrom, increases therein and proceeds thereof, including without limitation, with respect to any Domestic or Foreign Subsidiary which is a limited liability company (a) all payments or distributions, whether in each case, property or otherwise, at any time owing or payable to such New Borrower on account of its interest as a member, in such Subsidiary or in the nature of a management, investment banking or other fee paid or payable by such Subsidiary to such New Borrower, (b) all of such New Borrower's rights and interests under the operating agreement (or the equivalent) of such Subsidiary, including all voting and management rights and all rights to grant or withhold consents or approvals, (c) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of such Subsidiary, and (d) all other rights, interests, property or claims to which such New Borrower may be entitled in its capacity as a member of such Subsidiary.

                                        2
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         Each of the New Borrowers has attached hereto a duly completed
Perfection Certificate in the form prescribed by the Security Agreement, and represents and warrants as provided in Sections 6, 7, 8 and 9 of the Security Agreement with respect to the matters set forth in such Perfection Certificate. Each of the New Borrowers further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to the Administrative Agent that are reasonably deemed necessary by the Administrative Agent in order to grant a valid, first-priority perfected security interest to the Administrative Agent for the benefit of the Agents and the Lenders in all of the assets of the New Borrowers securing the Obligations.

         3.       NEW BORROWERS REPRESENTATIONS AND WARRANTIES.

         Each of the New Borrowers hereby acknowledges, and represents and warrants, the following:

         (a) it is a corporation or limited liability company duly organized on or prior to the date hereof;

         (b) it is a wholly-owned Subsidiary of the Person set forth opposite its name in the table below:

         NEW BORROWER                                               PARENT
         ------------                                               ------
C.V. Landfill, Inc.                           Casella Waste Management, Inc.

CWM All Waste LLC                             Casella Waste Management, Inc.

GroundCo LLC                                  New England Waste Services of N.Y., Inc.

NEWSME Landfill Operations LLC                New England Waste Services of ME, Inc.

Rockingham Sand & Gravel, LLC                 New England Waste Services of Vermont, Inc.

Templeton Landfill LLC                        New England Waste Services of Massachusetts, Inc.

Wood Recycling, Inc.                          New England Waste Services of Massachusetts, Inc.

         (c) its chief executive office and principal place of business is located at the address set forth opposite its name in the table below:

         NEW BORROWER                                               ADDRESS
         ------------                                               -------
C.V. Landfill, Inc.                           25 Greens Hill Lane, Rutland, VT 05701

CWM All Waste LLC                             25 Greens Hill Lane, Rutland, VT 05701

GroundCo LLC                                  802 Cascadilla Street, Ithaca, NY 14850

NEWSME Landfill Operations LLC                358 Emerson Mill Road, Hampden, ME 04444

                                        3
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
Rockingham Sand & Gravel, LLC                 74 Upper Meadows Road, Bellows Falls, VT 05101

Templeton Landfill LLC                        15 Hardscrabble Road, Auburn, MA 01501

Wood Recycling, Inc.                          165 Barefoot Road, Southbridge, MA 01550

         (d) its books and records are kept at its chief executive office and principal place of business, as well as other locations, if any, indicated on the Perfection Certificate;

         (e) no provision of its charter, by-laws (or the equivalent company documents) or provision relating to any of its Capital Stock prohibits such New Borrower from making distributions to the Borrowers;

         (f) it is capable of complying with and is in compliance with all of the provisions of the Credit Agreement and the Loan Documents applicable to it;

         (g)      each of the representations and warranties set forth in
         Section 6 of the Credit Agreement is true and correct in all material respects with respect to such New Borrower as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date);

         (h) it is a condition precedent to the Lenders' making any additional Loans or otherwise extending credit to the Borrowers under the Credit Agreement that such New Borrower execute and deliver to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, this Joinder Agreement;

         (i) such New Borrower wishes to grant security interests in favor of the Administrative Agent, for the benefit of the Lenders and the Agents, as herein provided and to become party to each of the Security Agreement and the Pledge Agreement; and

         (j) upon execution of this agreement, such New Borrower will be jointly and severally liable, together with the Original Borrowers, for the payment and performance of all obligations of the Borrowers under the Credit Agreement as supplemented hereby.

         4.       DELIVERY OF DOCUMENTS.

         Each of the New Borrowers hereby agrees that the following documents shall be delivered to the Administrative Agent concurrently with this Joinder
Agreement:

                                        4
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         (a)      executed original allonges to the Revolving Credit Notes (the
                  "REVOLVING CREDIT NOTE ALLONGES") which have been executed by each New Borrower, who thereby agrees to be bound thereby as if it had been a signatory to each Revolving Credit Note as of the Effective Date;

         (b) an executed original allonge to the Swing Line Note (the "SWING LINE ALLONGE") which has been executed by each New Borrower, who thereby agrees to be bound thereby as if it had been a signatory to such Swing Line Note as of the Effective Date;

         (c) executed original allonges to the Term Notes (the "TERM NOTE ALLONGES" and together with the Revolving Credit Note Allonges and the Swing Line Allonge, the "ALLONGES") which have been executed by each New Borrower, who thereby agrees to be bound thereby as if it had been a signatory to each Term Note as of the Effective Date;

         (d) new legal opinions of counsel to each New Borrower as to the legal, valid and binding nature of the Loan Documents, as supplemented hereby, with respect to the New Borrowers;

         (e) copies, certified by a duly authorized officer of each of the New Borrowers to be true and complete as of the date hereof, of each of (i) the certificate of incorporation (or equivalent company document) of such New Borrower as in effect on the date hereof, (ii) the by-laws (or equivalent company document) of such New Borrower as in effect on the date hereof, (iii) the corporate or equivalent company action taken by such New Borrower authorizing the execution and delivery of this Joinder Agreement, the other documents executed in connection herewith and the New Borrower's performance of all of the transactions contemplated hereby and thereby, and (iv) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in such New Borrower's name and on its behalf, each of this Joinder Agreement, the Allonges and the other Loan Documents, any Loan and Letter of Credit Request, and to give notices and to take other action on its behalf under the Loan Documents;

         (f) a certificate of the Secretary of State of the state set forth opposite each New Borrower's name in the table below of a recent date as to each New Borrower's good standing, valid existence and tax payment status:

                                        5
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
       NEW BORROWER                                       STATE
       ------------                                       -----
C.V. Landfill, Inc.                           VT

CWM All Waste LLC                             NH

GroundCo LLC                                  NY

NEWSME Landfill Operations LLC                ME

Rockingham Sand & Gravel, LLC                 VT

Templeton Landfill LLC                        MA

Wood Recycling, Inc.                          MA

         (g) UCC-1 financing statements and other documents and instruments necessary to perfect the Administrative Agent's security interest for the benefit of the Agents and the Lenders in all of each New Borrower's assets;

         (h) a supplement to the Pledge Agreement in form and substance satisfactory to the Administrative Agent or, if such New Borrower is a Subsidiary of a Borrower which has not previously entered into a Pledge Agreement, a Joinder to the Pledge Agreement, in form and substance satisfactory to the Administrative Agent; and

         (i) such other documents as the Administrative Agent may reasonably request.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                        6
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         This Joinder Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                              Very truly yours,

                              C.V. LANDFILL, INC.


                              By:   /s/ RICHARD A. NORRIS
                                 --------------------------------------
                                  Name:  Richard A. Norris
                                  Title: Vice President and Treasurer


                              CWM ALL WASTE LLC


                              By:   /s/ RICHARD A. NORRIS
                                 --------------------------------------
                                  Name:  Richard A. Norris
                                  Title: Duly Authorized Agent


                              GROUNDCO LLC


                              By:   /s/ RICHARD A. NORRIS
                                 --------------------------------------
                                  Name:  Richard A. Norris
                                  Title: Duly Authorized Agent


                              NEWSME LANDFILL OPERATIONS LLC


                              By:   /s/ RICHARD A. NORRIS
                                 --------------------------------------
                                  Name:  Richard A. Norris
                                  Title: Duly Authorized Agent


                    [SIGNATURE BLOCKS CONTINUED ON NEXT PAGE]

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                              ROCKINGHAM SAND & GRAVEL,
                              LLC


                              By:   /s/ RICHARD A. NORRIS
                                 --------------------------------------
                                  Name:  Richard A. Norris
                                  Title: Duly Authorized Agent


                              TEMPLETON LANDFILL LLC


                              By:   /s/ RICHARD A. NORRIS
                                 --------------------------------------
                                  Name:  Richard A. Norris
                                  Title: Duly Authorized Agent


                              WOOD RECYCLING, INC.


                              By:   /s/ RICHARD A. NORRIS
                                 --------------------------------------
                                  Name:  Richard A. Norris
                                  Title: Vice President and Treasurer

                              Address of each of the above for purposes of
                              Section 21 of the Credit Agreement:

                              25 Greens Hill Lane,
                              P.O. Box 866,
                              Rutland, Vermont 05701 Attention: President, Telecopy number 802-775-6198

Accepted and Agreed:

FLEET NATIONAL BANK,
  as Administrative Agent

By: /s/ MARIA DE FARIA E MAIA
   ----------------------------
   Name:  Maria F. Maia
   Title: Managing Director

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[NOTE: this notarial acknowledgement is in the form required by Massachusetts law; acknowledgement should be properly modified if the document is to be notarized in a state which requires a different form]


                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF Vermont     )
                                     ) ss.
COUNTY OF Rutland                    )

     On this 30 day of January, 2004, before me, the undersigned notary public, personally appeared Richard A. Norris, proved to me through satisfactory evidence of identification, which were _____________________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose as ______________ for each of C.V. Landfill, Inc., a Vermont corporation, CWM All Waste LLC, a New Hampshire limited liability company, GroundCo LLC, a New York limited liability company, NEWSME Landfill Operations LLC, a Maine limited liability company, Rockingham Sand & Gravel, LLC, a Vermont limited liability company, Templeton Landfill LLC, a Massachusetts limited liability company, and Wood Recycling, Inc., a Massachusetts corporation.


                                                   /s/ AMY L. COLOUTTI
                                         ---------------------------------------
                                         (official signature and seal of notary)

                                         My commission expires:  2/10/07

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                                   SCHEDULE A

                  Shares of Capital Stock owned by New Borrower


                                      None